UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal period end: December 31, 2018

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

Annual Report

December 31, 2018

Friess Small Cap Growth Fund

Institutional Class – SCGFX
Investor Class – SCGNX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.friessfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-656-3017 or by sending an e-mail request to info@friess.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-656-3017 or send an e-mail request to info@friess.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

friessfunds.com

(This Page Intentionally Left Blank.)

Friess Small Cap Growth Fund

Annual Report	December 31, 2018

Dear Fellow Shareholders:

Small-cap stocks took it on the chin in the final three months of 2018 amid growing uncertainty about the global economy.  Oil prices, trade tensions and political pugilism all gave investors cause for concern during the December quarter.  The resulting downturn pushed small-cap benchmarks into bear-market territory for the first time since February 2016.

Friess Small Cap Growth Fund’s Institutional Class shares declined 17.79 percent in the three months through December.  The Russell 2000® and Russell 2000® Growth Indexes fell 20.20 and 21.65 percent.

The Institutional Class grew 4.78 percent in 2018 versus declines in the Russell 2000® and Russell 2000® Growth Indexes of 11.01 and 9.31 percent.

December-quarter returns represented the most pronounced decline in small-cap stock prices since the September quarter of 2011, when investors feared Greece’s sovereign debt woes could become a cross-border crisis with global implications.  A combination of issues weighed on sentiment in the final months of 2018.

As was the case in 2011, falling oil prices played a role.  While supply trends, including domestic production levels, were a factor, the primary concern from the investment community’s perspective was whether plunging oil prices reflected slumping global demand due to weakening economic conditions.

Based on West Texas Intermediate (“WTI”) trading, crude oil prices plummeted nearly 38 percent from the beginning of October through the end of December.  WTI is a light sweet crude used as a benchmark of particular interest to U.S. producers.

That oil’s swoon took place amid heightening trade tensions between the U.S. and China only made matters worse.  A Federal Reserve Bank-engineered interest rate hike in the face of White House criticism against it also contributed to jitters.  Despite a strong opinion to the contrary, this did not strike most investors as a “good time” for a government shutdown.

Christmas Eve fell on a Monday, presenting investors their first opportunity to react following the shutdown that began at midnight the Friday before.  By the close of trading, major indexes rested at their low points for the entire year.  The Russell 2000® and Russell 2000® Growth Indexes were deep into bear-market territory, falling 27.2 and 29.0 percent, respectively, from their August 31 highs through December 24.

Every economic sector in the benchmark Russell 2000® Growth Index lost ground during the quarter, making stocks that enjoyed positive absolute returns standout performers.  Also, given the widespread selling, downside protection was of paramount importance.  Overall, the Fund outperformed the index in five of the eight economic sectors represented in its portfolio.

Health care holdings, which comprised the largest portfolio position, contributed the most to performance relative to the benchmark.  Health care was modestly overweight versus the index while outperforming the sector.

BioTelemetry and Vocera Communications were the most significant contributors.  BioTelemetry, which provides cardiac monitoring, mobile blood glucose monitoring, centralized imaging and equipment manufacturing to customers in health care and clinical trial settings, more than tripled September-quarter earnings to $0.55 per share, exceeding the consensus estimate.  Vocera Communications, which operates a platform that equips doctors and nurses with secure communications and workflow solutions, topped estimates with September-quarter earnings of $0.20 per share, up from $0.11 per share in the year-ago period.

The financial sector accounted for the Fund’s next biggest contribution to performance versus the Russell 2000® Growth Index.  eHealth, which operates an online health insurance marketplace, was the portfolio’s top performer.  The company grew September-quarter revenue 30 percent, with Medicare Advantage plans’ growing embrace of the platform driving upside to forecasts.

The Fund’s limited exposure to energy also aided results.  Its position consisted of Delek U.S. Holdings and Northern Oil and Gas, two companies that declined only modestly during their holding periods.  They were notable contributors to relative performance while contributing the least to the Fund’s absolute decline.

Technology holdings, which represented the second largest portfolio position, detracted the most from both relative and absolute results.  Among the best performers coming into the period, technology led the stocks lower as the market’s mood turned.  Weakness in software and semiconductors overshadowed strength among hardware and equipment makers.  Internap Corp., Limelight Networks and Silicon Motion Technology Corp. were among the biggest performance detractors.

Despite reports of a strong holiday shopping season, investors turned on consumer discretionary holdings amid the cloudier economic outlook.  Representing the third largest percentage of assets, consumer discretionary holdings detracted the second most from relative and absolute performance.  Restaurants, such as Noodles & Co. and BJ’s Restaurants, and retailers, such as Tilly’s and Boot Barn Holdings, were notable detractors.

For more information on holdings that influenced December-quarter results, please see Roses & Thorns on page 4.

We’re striving to be prudent with your assets by raising our sensitivity to valuations as 2019 gets under way.  We also see buying opportunities in the wake of the recent downturn, and we’re working hard to capitalize on them.  Best wishes from your entire Friess team.

Scott Gates
Chief Investment Officer

Management’s Discussion of Results

Friess Small Cap Growth Fund (the Fund) employs an investment strategy that isolates companies with above-average earnings growth potential in an effort to capitalize on the long-running relationship between earnings performance and stock prices.  To manage downside risk, the strategy focuses on rapidly growing companies that also sell at reasonable multiples earnings estimates.

Conditions in the 12 months through December tested both major components of the Fund’s strategy.  Following a correction in February, the environment was mostly positive well into the summer, with small-cap benchmarks peaking at the end of August.  Economic uncertainty led to a downturn in the year’s final quarter that pushed benchmarks into bear-market territory (down 20 percent or more from their previous high) by the end of the year.

The Institutional Class grew 4.78 percent in 2018.  The Russell 2000® and Russell 2000® Growth Indexes declined 11.01 and 9.31 percent.

Health care holdings, which represented the Fund’s second largest portfolio position, contributed the most to absolute performance and results relative to the Russell 2000® Growth Index.  Equipment and service providers, including Tandem Diabetes Care, HMS Holdings Corp. and BioTelemetry, were top contributors.  Technology holdings, which comprised the Fund’s largest portfolio position, were the next most notable contributors to absolute and relative results.  Software and services providers such as Trade Desk and Benefitfocus were standouts.

Holdings from the industrial sector weighed the most on absolute performance and the second most on results versus the benchmark.  Capital goods companies Mercury Systems, MasTec and GMS were significant detractors.  While the Fund’s exposure to energy was limited, the sector was the second greatest detractor from absolute performance and the biggest drag on relative results.  Detractors included Halcon Resources Corp. and Solaris Oilfield Infrastructure in a period marked by slumping oil prices.

The Fund gained ground in five of the nine economic sectors represented in its portfolio during the period versus two out of nine for the index.  The Fund outperformed the Russell 2000® Growth Index in six out of those nine sectors.

Mutual fund investing involves risk. Principal loss is possible. Friess Small Cap Growth Fund invests in small-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in depositary receipts, which are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.

Friess Small Cap Growth Fund
Portfolio Characteristics as of December 31, 2018 (Unaudited)

Top Ten Equity Holdings(1)

Security Name	% of Net Assets	% Change from Book Cost
eHealth, Inc.	2.9%	83.5%
Tandem Diabetes Care, Inc.	2.8%	336.5%
Establishment Labs Holdings, Inc.	2.8%	14.6%
Vocera Communications, Inc.	2.7%	47.4%
Calix, Inc.	2.7%	35.4%
Simply Good Foods Co.	2.6%	40.1%
Glu Mobile, Inc.	2.5%	13.6%
Green Dot Corp., Class A	2.5%	118.7%
Deckers Outdoor Corp.	2.5%	72.1%
Emergent BioSolutions, Inc.	2.4%	-13.1%
Top Ten as a Group	26.4%

Top Ten Industry Groups(1)
(% of net assets)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Includes money market deposit accounts, investments purchased with cash proceeds from securities lending, and liabilities in excess of other assets.

Friess Small Cap Growth Fund
December Quarter “Roses & Thorns” (Unaudited)

	$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move
			eHealth operates an online health insurance marketplace. The company grew
eHealth, Inc.			September-quarter revenue 30 percent, with Medicare Advantage plans’ growing
(EHTH)	$1,035	36.0	embrace of the platform driving upside to forecasts. eHealth enjoyed positive client
			retention and enrollment trends.
			The company, which operates a cloud-based benefits management platform, topped
Benefitfocus Inc.			the consensus estimate by $0.07 per share on an 11 percent increase in software
(BNFT)	$865	26.1	revenue. The company also guided 2019 revenue above expectations, helping
			attract positive investor attention.
			The provider of precision oncology testing services grew September-quarter revenue
Guardant			95 percent versus the year-ago period. The company also raised revenue guidance
Health Inc.	$805	28.5	for the year. Anticipation surrounding upcoming clinical trial results and the
(GH)			potential for Guardant to gain broader reimbursement from the Centers for Medicare
			& Medicaid Services also helped lift shares.
			BioTelemetry, which provides cardiac monitoring, mobile blood glucose monitoring,
BioTelemetry			centralized imaging and equipment manufacturing to customers in health care and
Inc.	$759	23.2	clinical trial settings, more than tripled September-quarter earnings to $0.55 per
(BEAT)			share, exceeding the consensus estimate. Revenue jumped 23 percent to $100
			million. We sold BioTelemetry as it approached its price target.
			The telecommunications infrastructure company rebounded to $0.06 in September-
			quarter earnings per share after reporting a loss in the year-ago period, exceeding the
Calix Inc.	$616	20.4	consensus estimate. The company added 33 new customers during the quarter,
(CALX)			bringing its new customer wins through the year’s first three quarters to 99. Calix
			also raised its December-quarter guidance.

	$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move
			The casual dining chain doubled September-quarter earnings, exceeding the
Noodles & Co.			consensus estimate. Comparable store sales climbed nearly 6 percent. Despite the
(NDLS)	$1,578	42.2	positive results, the company’s share price fell on concerns over dilution stemming
			from an announced secondary offering.
			The technology infrastructure provider grew September-quarter revenue 20 percent,
Internap Corp.	$1,511	48.0	topping forecasts. Tempered forward guidance and an equity offering weighed on
(INAP)			shares. We sold Internap to fund a new opportunity.
			EverQuote, which operates as an online insurance marketplace that connects
			consumers and providers without a traditional agent, grew September-quarter revenue
EverQuote Inc.			38 percent. Earnings fell short of expectations as social media policy changes and
(EVER)	$1,463	52.9	diminished marketing reach due to election-related advertising competition led to
			fewer quote requests than anticipated. Shares declined as the company revised
			its outlook.
			The online auto shopping company reported September-quarter earnings of $0.08
CarGurus, Inc.			per share versus $0.02 per share in the year-ago period, exceeding the consensus
(CARG)	$1,345	39.4	estimate. Shares declined on growing concerns that auto sales could suffer amid
			uncertainty regarding the economic outlook.
			Tilly’s stores sell casual apparel, footwear and accessories in malls and other retail
			locations. September-quarter earnings exceeded the consensus estimate, but Tilly’s
Tilly’s, Inc.	$1,291	39.5	shares declined after the company provided lower-than-expected December-quarter
(TLYS)			earnings guidance. We sold Tilly’s to fund a new opportunity with better earnings
			visibility.

Friess Small Cap Growth Fund
Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class(1)(2)	4.78%	12.19%	11.33%	8.97%
Investor Class(1)(3)	4.51%	11.91%	11.05%	8.70%
Russell 2000® Growth Index(4)	-9.31%	5.13%	13.52%	10.08%
Russell 2000® Index(5)	-11.01%	4.41%	11.97%	9.47%

(1)	Fund commenced operation on May 31, 2017.
(2)
The performance data quoted for the period prior to May 31, 2017, is that of the Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”) and has not been adjusted to reflect the Fund’s share class’ fees and expenses and would be lower if reflected. The Predecessor Fund commenced operations on August 6, 2002 and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on May 31, 2017.

(3)
Performance for the Investor Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class as compared to the Institutional Class.

(4)
The Russell 2000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

(5)
The Russell 2000® Index measures the performance of approximately 2,000 of the largest securities based on a combination of their market cap and current index membership. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

As of the most recent Prospectus dated April 30, 2018, operating expenses (gross) are 1.50% for the Fund’s Institutional Class and 1.74% for its Investor Class. Total operating expenses (net) are 1.20% and 1.45%, respectively, due to the Adviser’s contractual agreement through at least April 30, 2019, to waive its management fees and/or pay Fund expenses. Fund returns would be lower if the gross expense ratios were reflected. For the most recent month-end performance, please visit the Fund’s website at www.friessfunds.com.

Friess Small Cap Growth Fund

Schedule of Investments
December 31, 2018

Shares		Cost	Value

Common Stocks - 98.4%

COMMUNICATION SERVICES

	Interactive Home
	Entertainment - 2.5%
418,869	Glu Mobile, Inc.+*	$2,976,590	$3,380,273

	Interactive Media
	& Services - 2.0%
61,267	CarGurus, Inc.+*	1,838,505	2,066,536
141,826	EverQuote, Inc., Class A*	1,177,797	592,833
	Total Communication Services	5,992,892	6,039,642

CONSUMER DISCRETIONARY

	Automotive Retail - 0.6%
11,534	Monro, Inc.	787,539	792,963

	Footwear - 6.4%
104,610	Crocs, Inc.*	2,777,738	2,717,768
25,460	Deckers Outdoor Corp.*	1,892,781	3,257,607
78,224	Wolverine World Wide, Inc.	2,202,350	2,494,563

	Hotels, Resorts &
	Cruise Lines - 2.1%
202,834	Lindblad Expeditions
	Holdings, Inc.*	2,670,144	2,730,146

	Household Appliances - 1.9%
19,736	Helen of Troy, Ltd.*	2,773,508	2,588,968

	Leisure Products - 2.0%
58,085	Brunswick Corp.	2,654,450	2,698,048

	Restaurants - 3.6%
38,183	Dine Brands Global, Inc.+	3,030,389	2,571,243
308,786	Noodles & Co.*	2,817,658	2,158,414
	Total Consumer Discretionary	21,606,557	22,009,720

CONSUMER STAPLES

	Hypermarkets &
	Super Centers - 1.0%
55,980	BJ’s Wholesale Club
	Holdings, Inc.+*	1,383,449	1,240,517

	Packaged Foods & Meats - 4.2%
30,008	Calavo Growers, Inc.+	1,597,924	2,189,384
180,426	Simply Good Foods Co.*	2,434,397	3,410,051
	Total Consumer Staples	5,415,770	6,839,952

ENERGY

	Oil & Gas Exploration
	& Production - 0.8%
475,589	Northern Oil and Gas, Inc.*	1,103,852	1,074,831
	Total Energy	1,103,852	1,074,831

FINANCIALS

	Consumer Finance - 2.5%
42,268	Green Dot Corp., Class A*	1,536,690	3,361,151

	Insurance Brokers - 3.0%
101,911	eHealth, Inc.+*	2,134,183	3,915,421
	Total Financials	3,670,873	7,276,572

HEALTH CARE

	Biotechnology - 4.7%
119,281	CareDx, Inc.*	2,794,117	2,998,724
53,726	Emergent BioSolutions, Inc.*	3,664,003	3,184,877

	Health Care Equipment - 15.4%
266,622	Cryoport, Inc.+*	3,019,756	2,940,841
24,891	Integer Holdings Corp.*	1,845,716	1,898,188
40,205	iRhythm Technologies, Inc.*	2,987,819	2,793,443
157,410	Neuronetics, Inc.*	3,478,325	3,045,883
98,174	Tandem Diabetes Care, Inc.+*	853,986	3,727,667
151,404	Vapotherm, Inc.*	2,451,642	3,020,510
112,068	Wright Medical Group N.V.+*	3,226,496	3,050,491

	Health Care Services - 4.2%
71,930	Guardant Health, Inc.+*	2,120,575	2,703,849
358,198	R1 RCM, Inc.+*	3,051,504	2,847,674

	Health Care Supplies - 2.8%
134,558	Establishment Labs
	Holdings, Inc.*	3,219,316	3,689,580

	Health Care Technology - 8.1%
117,343	Evolent Health, Inc., Class A+*	2,908,876	2,340,993
84,287	HMS Holdings Corp.+*	1,438,618	2,370,993
38,810	Tabula Rasa HealthCare, Inc.+*	2,890,482	2,474,526
92,095	Vocera Communications, Inc.+*	2,459,401	3,623,938

	Life Sciences Tools
	& Services - 2.0%
29,730	PRA Health Sciences, Inc.*	2,098,449	2,733,971
	Total Health Care	44,509,081	49,446,148

INDUSTRIALS

	Air Freight & Logistics - 1.5%
55,049	Hub Group, Inc., Class A*	2,826,559	2,040,666

	Building Products - 2.0%
44,792	Trex Co., Inc.*	2,914,468	2,658,853

	Construction &
	Engineering - 1.5%
31,950	NV5 Global, Inc.*	882,743	1,934,573

	Human Resource &
	Employment Services - 4.4%
31,337	Insperity, Inc.	3,231,221	2,925,622
159,160	Upwork, Inc.+*	3,485,066	2,882,388
	Total Industrials	13,340,057	12,442,102

INFORMATION TECHNOLOGY

	Application Software - 10.5%
141,358	Avaya Holdings Corp.*	3,028,071	2,058,173
52,349	Benefitfocus, Inc.+*	1,350,936	2,393,396
26,000	Ceridian HCM Holding, Inc.+*	748,767	896,740
17,463	QAD, Inc., Class A	682,005	686,820
116,006	Smartsheet, Inc., Class A+*	2,534,555	2,883,909
24,547	The Trade Desk,
	Inc., Class A+*	1,227,620	2,848,925
81,933	Upland Software, Inc.*	1,786,868	2,226,939

	Communications Equipment - 2.7%
364,513	Calix, Inc.*	2,624,235	3,554,002

	Electronic Manufacturing
	Services - 2.2%
56,822	Fabrinet*	2,728,473	2,915,537

	Internet Services
	& Infrastructure - 0.2%
100,827	Limelight Networks, Inc.*	400,383	235,935

See Notes to the Financial Statements.

Friess Small Cap Growth Fund
Schedule of Investments (Continued)
December 31, 2018

Shares		Cost	Value

Common Stocks - 98.4% (Continued)

INFORMATION TECHNOLOGY (continued)

	Semiconductors - 3.6%
247,529	Aquantia Corp.+*	$2,215,346	$2,170,829
61,852	Cree, Inc.*	2,531,794	2,645,719
	Total Information Technology	21,859,053	25,516,924

	Total Common Stocks	117,498,135	130,645,891

Short-Term Investment - 3.3%

	Money Market
	Deposit Account - 3.3%
4,395,921	U.S. Bank N.A., 0.30%^	4,395,921	4,395,921
	Total Money Market
	Deposit Account	4,395,921	4,395,921

	Total Short-Term Investment	4,395,921	4,395,921

Investment Purchased with
the Cash Proceeds from
Securities Lending - 23.5%

	Investment Companies - 23.5%
31,218,505	Mount Vernon Liquid Asset
	Portfolio, LLC, 2.59%^	31,218,505	31,218,505
	Total Investment Companies	31,218,505	31,218,505

	Total Investment Purchased
	with the Cash Proceeds from
	Securities Lending	31,218,505	31,218,505

	Total Investments - 125.2%	$153,112,561	166,260,317
	Liabilities in Excess
	of Other Assets - (25.2)%		(33,505,454)
	TOTAL
	NET ASSETS - 100.0%		$132,754,863

+	All or a portion of this security was out on loan at December 31, 2018. Total loaned securities had a value of $31,126,167 at December 31, 2018.
*	Non Income Producing.
^	The rate shown is the annualized seven day effective yield as of December 31, 2018.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Assets and Liabilities
December 31, 2018

Assets:
Investments at value* (Including securities on loan valued at $31,126,167)	$166,260,317
Receivable for investment securities sold	175,754
Dividends & interest receivable	33,325
Receivable for securities lending	9,553
Receivable for capital shares sold	2,714
Prepaid expenses	10,318
Total assets	166,491,981

Liabilities:
Payable upon return of securities loaned	31,218,505
Payable for investment securities purchased	2,341,083
Payable to investment adviser	107,117
Payable for fund administration & accounting fees	19,776
Payable for compliance fees	1,997
Payable for transfer agent fees & expenses	11,694
Payable for custody fees	3,501
Payable for trustee fees	3,433
Accrued distribution and/or shareholder servicing fees	1,856
Accrued expenses	28,156
Total liabilities	33,737,118

Net Assets	$132,754,863

Net Assets Consist Of:
Paid-in capital	$127,299,217
Total distributable earnings	5,455,646
Net Assets	$132,754,863

Calculation of net asset value per share:
Institutional Class:
Net assets	$132,645,889
Shares issued and outstanding(1)	6,560,386
Net asset value, offering and redemption price per share	$20.22

Investor Class:
Net assets	$108,974
Shares issued and outstanding(1)	5,414
Net asset value, offering and redemption price per share	$20.13

* Investments at cost	$153,112,561

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Operations
For the Year Ended December 31, 2018

Investment Income:
Dividend income	$415,539
Securities lending income	226,107
Interest income	137,608
Total investment income	779,254

Expenses:
Investment adviser fees (See Note 4)	1,342,086
Fund administration & accounting fees (See Note 4)	114,608
Transfer agent fees & expenses (See Note 4)	66,408
Federal & state registration fees	47,389
Custody fees (See Note 4)	19,938
Audit fees	18,994
Compliance fees (See Note 4)	12,003
Trustee fees	10,968
Postage & printing fees	7,909
Other expenses	7,818
Legal fees	6,721
Distribution and/or shareholder servicing fees (See Note 5)
Institutional Class	5,842
Investor Class	181
Total expenses before waiver	1,660,865
Less: waiver from investment adviser (See Note 4)	(50,181)
Net expenses	1,610,684
Net investment loss	(831,430)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	8,473,982
Net change in unrealized appreciation on investments	(3,001,803)
Net realized and unrealized gain on investments	5,472,179
Net increase in net assets resulting from operations	$4,640,749

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statements of Changes in Net Assets

	For the	For the Period
	Year Ended	Inception(1) through
	December 31, 2018	December 31, 2017
Operations:
Net investment loss	$(831,430)	$(272,248)
Net realized gain on investments	8,473,982	5,078,193
Net change in unrealized appreciation on investments	(3,001,803)	7,871,137
Net increase in net assets resulting from operations	4,640,749	12,677,082

Capital Share Transactions:
Institutional Class:
Proceeds from shares sold	33,752,791	9,040,461
Proceeds from transfer-in-kind (See Note 11)	—	75,016,460
Proceeds from reinvestment of distributions	17,011,292	3,053,471
Payments for shares redeemed	(2,316,553)	(102,148)
Increase in net assets from Institutional Class transactions	48,447,530	87,008,244
Investor Class:
Proceeds from shares sold	72,122	34,493
Proceeds from reinvestment of distributions	14,072	1,238
Payments for shares redeemed	(45)	(15)
Increase in net assets from Investor Class transactions	86,149	35,716

Net increase in net assets resulting from capital share transactions	48,533,679	87,043,960

Distributions to shareholders:
Institutional Class	(17,071,791)	(3,053,506)
Investor Class	(14,072)	(1,238)
Total distributions to shareholders	(17,085,863)	(3,054,744	)(2)

Total increase in net assets	36,088,565	96,666,298

Net Assets:
Beginning of period	$96,666,298	$—
End of period	$132,754,863	$96,666,298	(3)

(1)	Inception date of the Fund was May 31, 2017.
(2)	Includes net realized gain distributions of $3,053,506 and $1,238 for the Institutional Class and Investor Class, respectively.
(3)	Includes accumulated undistributed net investment income of $0.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods

Institutional Class

	For the	For the Period
	Year Ended	Inception(1) through
	December 31, 2018	December 31, 2017
Per Share Data
Net asset value, beginning of period	$22.40	$20.00

Investment Operations:
Net investment loss	(0.13)	(0.06)
Net realized and unrealized gains on investments	0.97	3.20
Total from investment operations	0.84	3.14

Less Distributions from:
Net investment income	—	—
Net realized gains	(3.02)	(0.74)
Total distributions	(3.02)	(0.74)
Net asset value, end of period	$20.22	$22.40

Total Return(2)	4.78%	15.68%

Supplemental Data and Ratios:
Net assets, end of period (in 000’s)	$132,646	$96,627

Ratio of expenses to average net assets:
Before expense waiver(3)	1.24%	1.35%
After expense waiver(3)	1.20%	1.20%

Ratio of net investment loss to average net assets:
After expense waiver(3)	(0.62)%	(0.54)%

Portfolio turnover rate(2)	220%	126%

(1)	Inception Date of the Institutional Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

Investor Class
	For the	For the Period
	Year Ended	Inception(1) through
	December 31, 2018	December 31, 2017
Per Share Data
Net asset value, beginning of period	$22.37	$20.00

Investment Operations:
Net investment loss	(0.12)	(0.07)
Net realized and unrealized gains on investments	0.90	3.18
Total from investment operations	0.78	3.11

Less Distributions from:
Net investment income	—	—
Net realized gains	(3.02)	(0.74)
Total distributions	(3.02)	(0.74)
Net asset value, end of period	$20.13	$22.37

Total Return(2)	4.51%	15.53%

Supplemental Data and Ratios:
Net assets, end of period (in 000’s)	$109	$39

Ratio of expenses to average net assets:
Before expense waiver(3)	1.48%	1.59%
After expense waiver(3)	1.45%	1.45%

Ratio of net investment loss to average net assets:
After expense waiver(3)	(0.87)%	(0.79)%

Portfolio turnover rate(2)	220%	126%

(1)	Inception Date of the Investor Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Notes to Financial Statements
December 31, 2018

1.  Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Friess Small Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  Prior to June 1, 2017, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The limited partnership, which incepted on August 6, 2002, converted into, and the Fund commenced operations in the Trust on, May 31, 2017.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Friess Associates, LLC (the “Adviser”), see Note 11. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended December 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on unrecognized tax positions as income tax expense in the Statement of Operations.  As of and during the year ended December 31, 2018, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. tax authorities for all tax years since the commencement of operations.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. For the year ended December 31, 2018, the Fund had no such reclassifications.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2018

recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Institutional Class and Investor Class shares and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share.  Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Investments maturing in 60 days or less, including Commercial Paper, are valued using the mean between the closing bid and ask prices provided by a pricing service and categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2018:

	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$130,645,891	$—	$—	$130,645,891
Short-Term Investment	—	4,395,921	—	—	4,395,921
Investments Purchased with
the Cash Proceeds from
Securities Lending*	31,218,505	—	—	—	31,218,505
Total Investments in Securities	$31,218,505	$135,041,812	$—	$—	$166,260,317

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been characterized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statement of Assets and Liabilities.  See Note 9 for additional information regarding securities lending activity.

Refer to the Schedule of Investments for further information on the classification of investments.

4.  Investment Advisory Fee and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Adviser has engaged its affiliate, Friess Associates of Delaware, LLC as Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser assists the Adviser in the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. The Adviser compensates the Sub-Adviser based on a percentage of monthly expenses incurred by the Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

Effective April 30, 2018, the Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.20% and 1.45% of the Institutional Class and Investor Class, respectively. Prior to April 30, 2018, the Fund’s Adviser had contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund did not exceed 1.20% of the Fund’s average daily net assets.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement for the Fund is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.  Waived fees subject to potential recovery by month of expiration are as follows:

Expiration	Amount
June – December 2020	$77,315
January – December 2021	50,181

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2018

rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2018, are disclosed in the Statement of Operations.

5.  Distribution and Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended December 31, 2018, the Fund’s Investor Class incurred expenses of $181 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate up to 0.15% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser, if any, under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2018, the Fund incurred shareholder servicing fees of $5,842 and $0 in the Institutional Class and Investor Class, respectively.

6.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

		Period Since
	Year Ended	Inception(1) through
	December 31, 2018	December 31, 2017
Institutional Class:
Shares sold	1,433,009	431,239
Shares issued in transfer-in-kind (See Note 11)	—	3,750,823
Shares issued in reinvestment of distributions	905,820	135,830
Shares redeemed	(91,726)	(4,609)
Net increase	2,247,103	4,313,283

Investor Class:
Shares sold	2,933	1,676
Shares issued in reinvestment of distributions	753	55
Shares redeemed	(2)	(1)
Net increase	3,684	1,730
Net increase in capital shares	2,250,787	4,315,013

(1)	Inception date of the Fund was May 31, 2017.

7.  Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2018, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other	310,599,939	278,197,249

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2018

8.  Federal Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2018, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$21,281,865	$(9,460,239)	$11,821,626	$154,438,691

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At December 31, 2018, the Fund’s most recently completed fiscal year end, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed		Other	Total
Ordinary	Long-Term	Unrealized	Accumulated	Distributable
Income	Capital Gains	Appreciation	Losses	Earnings
$—	$144,560	$11,821,626	$(6,510,540)	$5,455,646

As of December 31, 2018, the Fund had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended December 31, 2018, the Fund deferred, on a tax basis, short-term post-October losses of $6,510,540. The Fund did not defer any ordinary qualified late year losses.

The tax character of distributions paid during the year ended December 31, 2018, was as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$12,572,519	$4,513,344	$17,085,863

The tax character of distributions paid during the period ended December 31, 2017, was as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$2,754,172	$300,572	$3,054,744

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  Securities Lending

Following terms of a securities lending agreement with the Fund’s Custodian, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the market value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. As of December 31, 2018, the Fund had 21 securities out on loan.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Fund

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
December 31, 2018

held $31,218,505 as of December 31, 2018. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations.

10.  Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, Foster Friess held 55.0% of the Fund.

11.  In-Kind Contributions

As part of the conversion on May 31, 2017, the Fund received an in-kind contribution from the Friess Small Cap Trust, which consisted of $75,016,460 of securities and cash which were recorded at their current value. However, as the transaction was determined to be a non-taxable transaction by management, the Fund elected to retain the securities’ original cost basis for financial reporting purposes. The cost of the contributed securities as of May 31, 2017 was $65,735,904, resulting in unrealized appreciation on investments of $8,278,422 as of the date. As a result of the in-kind contribution, the Fund issued 3,750,823 shares at $20.00 per share NAV.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Friess Small Cap Growth Fund and Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Friess Small Cap Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2018, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 23, 2019

Friess Small Cap Growth Fund

Expense Example
December 31, 2018 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 – December 31, 2018).

Actual Expenses

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Period
	Account	Account	Paid During(1)
	Value	Value	7/1/18 to
	7/1/18	12/31/18	12/31/18
Institutional Class
Actual(2)	$1,000.00	$ 928.80	$5.83
Hypothetical
(5% return
before expenses)	$1,000.00	$ 1,019.16	$6.11

Investor Class
Actual(2)	$1,000.00	$ 927.80	$7.05
Hypothetical
(5% return
before expenses)	$1,000.00	$ 1,017.90	$7.37

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.20% and 1.45% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2018 of -7.12% and -7.22% of the Institutional Class and Investor Class, respectively.

Friess Small Cap Growth Fund

Additional Information
December 31, 2018 (Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	37	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Officer, Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202	Trustee and	April 2011		Inc. (2000-2011).	(46 Portfolios)
Year of Birth: 1946	Audit				(2012-Present); Director,
	Committee				Anchor Bancorp
	Chairman				Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite	37	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	Valuation	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	(46 Portfolios)
Year of Birth: 1967	Chairman			Management, Inc.	(2012-Present)
(2005-Present).
David M. Swanson	Trustee	Indefinite	37	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202		April 2011		LLC (2006-Present).	Investment Trust
Year of Birth: 1957					(10 Portfolios)
2006-Present);
Independent Trustee,
RiverNorth
Opportunities Closed-End
Fund (2015-Present)

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	37	Retired, Executive Vice	None
615 E. Michigan St.	and Trustee	Term; Since		President, U.S. Bancorp
Milwaukee, WI 53202		January 2011		Fund Services, LLC
Year of Birth: 1958				(1994-2018).

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an officer of the Administrator.

Friess Small Cap Growth Fund

Additional Information (Continued)
December 31, 2018 (Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and Principal	Term; Since		Bancorp Fund Services,
Milwaukee, WI 53202	Executive	November 2018		LLC (2005-Present).
Year of Birth: 1973	Officer

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Chief	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Compliance	April 2013		LLC (2004-Present).
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Ryan L. Roell	Vice President,	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	November 2018		LLC (2005-Present).
Year of Birth: 1973	Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services,
Milwaukee, WI 53202		November 2017		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn S.C. (2012-2016).

Benjamin Eirich	Vice President	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Assistant	May 2016		LLC (2008-Present).
Year of Birth: 1981	Treasurer	(Assistant
Treasurer); Since
November 2018
(Vice President)

Douglas Schafer	Vice President	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Assistant	May 2016		LLC (2002-Present).
Year of Birth: 1970	Treasurer	(Assistant
Treasurer); Since
November 2018
(Vice President)

Friess Small Cap Growth Fund

Additional Information (Continued)
December 31, 2018 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-656-3017.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-656-3017.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-656-3017, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended December 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 4.06%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2018 was 3.18%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 100.00%.

PRIVACY NOTICE (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Friess Associates, LLC
P.O. Box 576
Jackson, WY 83001

INVESTMENT SUB-ADVISER
Friess Associates of Delaware, LLC
P.O. Box 4166
Greenville, DE 19807

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-656-3017.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal period.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal periods ended December 31, 2018 and December 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal period audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$16,000	$16,000
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last period.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    February 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    February 1, 2019

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    February 1, 2019

* Print the name and title of each signing officer under his or her signature.